Sempra Energy Strategic Update October 18, 2018 Exhibit 99.2

Information Regarding Forward-Looking Statements 1 This presentation contains statements that are not historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by words such as "believes," "expects," "anticipates," "plans," "estimates," "projects," "forecasts," "contemplates," "assumes," "depends," "should," "could," "would," "will," "confident," "may," "can," "potential," "possible," "proposed," "target," "pursue," "outlook," "maintain," or similar expressions or discussions of guidance, strategies, plans, goals, opportunities, projections, initiatives, objectives or intentions. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results may differ materially from those expressed in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the timing of the anticipated acquisition discussed herein, any of the applicable parties’ post-acquisition plans and intentions, and other statements that are not historical facts. The following important factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the satisfaction of conditions to closing the definitive agreements for the transactions; obtaining required governmental and regulatory approvals, which may delay the transactions or result in the imposition of conditions that could cause the parties to abandon the transactions or be onerous to Sempra Energy or Oncor Electric Delivery Company LLC (Oncor); the expected timing to consummate the proposed transactions; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transactions may not be fully realized or may take longer to realize than expected; disruption from the transactions making it more difficult to maintain relationships with customers, employees or suppliers; and the diversion of management time and attention to issues related to the transactions. Additional factors, among others, that could cause actual results and future actions to differ materially from those described in forward-looking statements include: actions and the timing of actions, including decisions, new regulations, and issuances of permits and other authorizations by the California Public Utilities Commission, U.S. Department of Energy, California Department of Conservation's Division of Oil, Gas, and Geothermal Resources, Federal Energy Regulatory Commission, U.S. Environmental Protection Agency, Pipeline and Hazardous Materials Safety Administration, Los Angeles County Department of Public Health, Public Utility Commission of Texas, states, cities and counties, and other regulatory and governmental bodies in the U.S. and other countries in which we operate; the timing and success of business development efforts and construction projects, including risks in timely obtaining or maintaining permits and other authorizations, risks in completing construction projects on schedule and on budget, and risks in obtaining the consent and participation of partners and counterparties; the resolution of civil and criminal litigation and regulatory investigations; deviations from regulatory precedent or practice that result in a reallocation of benefits or burdens among shareholders and ratepayers; denial of approvals of proposed settlements or modifications of settlements; and delays in, or disallowance or denial of, regulatory agency authorizations to recover costs in rates from customers or regulatory agency approval for projects required to enhance safety and reliability, any of which may raise our cost of capital and materially impair our ability to finance our operations; the greater degree and prevalence of wildfires in California in recent years and risk that we may be found liable for damages regardless of fault, such as in cases where the inverse condemnation doctrine applies, and risk that we may not be able to recover any such costs in rates from customers in California; the availability of electric power, natural gas and liquefied natural gas, and natural gas pipeline and storage capacity, including disruptions caused by failures in the transmission grid, moratoriums or limitations on the withdrawal or injection of natural gas from or into storage facilities, and equipment failures; changes in energy markets, volatility in commodity prices and moves to reduce or eliminate reliance on natural gas; risks posed by actions of third parties who control the operations of our investments, and risks that our partners or counterparties will be unable or unwilling to fulfill their contractual commitments; weather conditions, natural disasters, accidents, equipment failures, computer system outages, explosions, terrorist attacks and other events that disrupt our operations, damage our facilities and systems, cause the release of greenhouse gases, radioactive materials and harmful emissions, cause wildfires and subject us to third-party liability for property damage or personal injuries, fines and penalties, some of which may not be covered by insurance (including costs in excess of applicable policy limits), may be disputed by insurers or may otherwise not be recoverable through regulatory mechanisms or may impact our ability to obtain satisfactory levels of insurance, to the extent that such insurance is available or not prohibitively expensive; cybersecurity threats to the energy grid, storage and pipeline infrastructure, the information and systems used to operate our businesses and the confidentiality of our proprietary information and the personal information of our customers and employees; our ability to successfully execute our plan to divest certain non-utility assets within the anticipated timeframe, if at all, or that such plan may not yield the anticipated benefits; actions of activist shareholders, which could impact the market price of our common stock, preferred stock and other securities and disrupt our operations as a result of, among other things, requiring significant time and attention by management and our board of directors; capital markets and economic conditions, including the availability of credit and the liquidity of our investments; fluctuations in inflation, interest and currency exchange rates and our ability to effectively hedge the risk of such fluctuations; the impact of recent federal tax reform and uncertainty as to how it may be applied, and our ability to mitigate adverse impacts; actions by credit rating agencies to downgrade our credit ratings or those of our subsidiaries or to place those ratings on negative outlook and our ability to borrow at favorable interest rates; changes in foreign and domestic trade policies and laws, including border tariffs, and revisions to or replacements of international trade agreements, such as the North American Free Trade Agreement, that may increase our costs or impair our ability to resolve trade disputes; the ability to win competitively bid infrastructure projects against a number of strong and aggressive competitors; expropriation of assets by foreign governments and title and other property disputes; the impact on reliability of San Diego Gas & Electric Company's (SDG&E) electric transmission and distribution system due to increased amount and variability of power supply from renewable energy sources; the impact on competitive customer rates due to the growth in distributed and local power generation and the corresponding decrease in demand for power delivered through SDG&E's electric transmission and distribution system and from possible departing retail load resulting from customers transferring to Direct Access and Community Choice Aggregation or other forms of distributed and local power generation, and the potential risk of nonrecovery for stranded assets and contractual obligations; the ability to realize the anticipated benefits from our investment in Oncor Electric Delivery Holdings Company LLC (Oncor Holdings); Oncor’s ability to eliminate or reduce its quarterly dividends due to regulatory capital requirements, certain reductions in its senior secured credit rating, or the determination by Oncor's independent directors or a minority member director to retain such amounts to meet future requirements; and other uncertainties, some of which may be difficult to predict and are beyond our control. These risks and uncertainties are further discussed in the reports that Sempra Energy has filed with the U.S. Securities and Exchange Commission (SEC). These reports are available through the EDGAR system free-of-charge on the SEC's website, www.sec.gov. Investors should not rely unduly on any forward-looking statements. These forward-looking statements speak only as of the date hereof, and the company undertakes no obligation to update or revise these forecasts or projections or other forward-looking statements, whether as a result of new information, future events or otherwise. Sempra South American Utilities, Sempra North American Infrastructure, Sempra LNG & Midstream, Sempra Renewables, Sempra Mexico, Sempra Texas Utility, Oncor Electric Delivery Company LLC (Oncor) and Infraestructura Energética Nova, S.A.B. de C.V. (IEnova) are not the same companies as the California utilities, San Diego Gas & Electric Company (SDG&E) or Southern California Gas Company (SoCalGas), and Sempra South American Utilities, Sempra North American Infrastructure, Sempra LNG & Midstream, Sempra Renewables, Sempra Mexico, Sempra Texas Utility, Oncor and IEnova are not regulated by the California Public Utilities Commission.

Other Important Information Additional Information and Where to Find It The proposed acquisition of InfraREIT, Inc. (“InfraREIT”) by Oncor Electric Delivery Company LLC (“Oncor”) and the related agreement and plan of merger will be submitted to InfraREIT’s stockholders for their consideration and approval. In connection with the proposed acquisition, InfraREIT will file a proxy statement with the U.S. Securities and Exchange Commission (SEC). This presentation does not constitute a solicitation of any vote or proxy from any stockholder of InfraREIT. Investors are urged to read the proxy statement carefully and in its entirety when it becomes available, as well as any other relevant documents or materials filed or to be filed with the SEC or incorporated by reference in the proxy statement, because they will contain important information about the proposed acquisition. The definitive proxy statement will be mailed to InfraREIT's stockholders. In addition, the proxy statement and other documents will be available free of charge at the SEC’s website, www.sec.gov. When available, the proxy statement and other pertinent documents may also be obtained free of charge at the Investor Relations section of InfraREIT's website, http://infrareitinc.com, or by directing a written request to InfraREIT, Inc., Attention: Corporate Secretary, 1900 North Akard Street, Dallas, Texas 75201.  Certain Information Concerning Participants Sempra Energy (“Sempra”), Oncor and InfraREIT and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed acquisition. Information about Sempra Energy’s directors and executive officers is included in Sempra Energy’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 27, 2018, and Sempra Energy's definitive proxy statement for its 2018 Annual Meeting of Shareholders filed with the SEC on March 23, 2018, and Sempra Energy’s Current Report on Form 8-K filed with the SEC on October 12, 2018. Information about Oncor's directors and executive officers is included in Oncor's Registration Statement on Form S-4 filed with the SEC on April 5, 2018 and Current Report on Form 8-K filed with the SEC on July 19, 2018. Information about InfraREIT’s directors and executive officers is included in InfraREIT’s definitive proxy statement for its 2018 Annual Meeting of Stockholders filed with the SEC on March 22, 2018. 2

3 Table of Contents Executive Summary Acquisition Overview Transaction Structure Strategic Rationale Texas Market Next Steps Announced Asset Sales Summary

Executive Summary

- Sempra continues to execute on its strategic vision to become North America's Premier Energy Infrastructure company, as demonstrated by:
  - Agreement to sell[1] ~980 MW[2],[3] of its operating U.S. solar portfolio + development projects,
  - Ongoing sale process for its remaining U.S. wind portfolio + non-utility natural gas storage, and
  - Capital recycling process, funding T+D growth and reducing debt
- Oncor and Sempra have entered into agreements to acquire 100% of InfraREIT and a 50% interest in Sharyland Utilities ("Sharyland"), respectively[4],[5] (the "Texas T+D Transaction")
  - Oncor's acquisition of InfraREIT represents a bolt-on acquisition of high-quality transmission assets with significant strategic overlap with Oncor's service territory
  - Sempra's 50% LP interest in Sharyland[5] will establish a partnership with Hunt, a proven developer in a region with transmission expansion opportunities
- Sempra is continuing to execute and is affirming its 2019 and 2020 EPS guidance ranges of $5.70 – $6.30[6] and $6.70 – $7.50[6], respectively, after considering:
  - ~$65M – ~$70M of estimated annualized earnings in 2019 with expected growth thereafter, from the Texas T+D Transaction, and
  - Expected proceeds from announced asset sales, both pending and planned, to fund the ~$1,120M[7] needed for the Texas T+D Transaction and to pay down debt, **offset by**
  - ~$100M loss of earnings per year in 2019 and 2020 due to the expected sale of U.S. renewables and non-utility U.S. storage assets
- Sempra's 2018 adjusted EPS guidance range of $5.30 – $5.80[6],[8] remains unchanged; GAAP EPS guidance range is updated from $1.78 – $2.28 to $2.83 – $3.44

1) Transaction is subject to customary closing conditions, including approval by the Federal Energy Regulatory Commission ("FERC") and the Department of Energy ("DOE"), and expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act ("HSR Act"), among others.
2) MW listed represent Sempra's nameplate capacity. Sempra's net ownership and installed capacity is ~970 MW.
3) Includes one operating wind project.
4) Transaction is subject to customary closing conditions, including the approval by Public Utility Commission of Texas ("PUCT"), FERC, and Committee on Foreign Investment in the United States ("CFIUS"), and expiration or early termination of the waiting period under the HSR Act, among others. In addition, the purchase of InfraREIT is subject to approval of InfraREIT's shareholders and a standard go-shop provision whereby InfraREIT can solicit superior offers.
5) Sempra is acquiring a 50% LP interest in a holding company, Sharyland Holdings, LP, which will own 100% of the membership interests in Sharyland Utilities, LLC, the successor to Sharyland Utilities, LP.
6) Attributable to common shares.
7) Reflects Sempra's 80.25% share of Oncor's $1,275M equity price for InfraREIT, excluding a ~$40M management agreement termination fee and other customary transaction costs incurred by InfraREIT to be borne by Oncor as part of the acquisition, plus equity price of ~$98M for Sharyland, and excluding other costs.
8) Sempra Energy Adjusted Earnings Per Share Guidance Range is a non-GAAP financial measure. See appendix for information regarding non-GAAP financial measures.

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4

Texas T+D Transaction Overview

	1 InfraREIT[1] North Texas Focused Business	2 Sharyland South Texas Focused Business	Sempra's Share
Price	~$1,275 million[2]	~$98 million	~$1,120 million[3]
2019 YE Rate Base[4]	~$1,530 million	~$130 million[5]	~$1,360 million[6]
2019 FY Annualized Earnings[4]	~$84 million	~$5.5 million[5]	~$65 million – ~$70 million[7]
2019 P|E	15.7x[8]	17.9x	
EV|2019 Rate Base[9]	1.5x[8]	1.3x	
% Acquired	100% by Oncor	50% LP interest by Sempra[10]	
Auth. ROE	9.70%	9.70%	
Auth. Cap Structure	55% Debt | 45% Equity	55% Debt | 45% Equity	

No equity is planned to be issued to fund the Texas T+D Transaction

1) Transaction assumes cancelation of existing lease contracts and an asset exchange, resulting in InfraREIT and Sharyland directly owning their respective assets through traditional utility structures.
2) Excludes InfraREIT's ~$40M management agreement termination fee and other customary transaction costs, incurred by InfraREIT to be borne by Oncor as part of the acquisition.
3) After taking into account Sempra's 80.25% share of Oncor's $1,275M equity price for InfraREIT, excluding a ~$40M management agreement termination fee and other customary transaction costs incurred by InfraREIT to be borne by Oncor as part of the acquisition, plus equity price of ~$98M for Sharyland, and excluding other transaction costs.
4) Based on our internal analysis, which represents our estimates of rate base and annualized earnings at this time. Earnings estimates assume efficiencies through next rate case.
5) Represents 50% of Sharyland's total estimated annualized earnings and rate base.
6) Represents Sempra's share of estimated 2019 YE rate base.
7) Represents estimated 2019 annualized earnings to Sempra. Excludes Sempra level financing costs.
8) Based on $1,275M equity price plus a ~$40M management agreement termination fee.
9) Based on projected net debt of ~$971M and ~$76M (50%) as of December 31, 2018, for InfraREIT and Sharyland, respectively.
10) Sempra is acquiring a 50% LP interest in a holding company, Sharyland Holdings, LP, which will own 100% of the membership interests in Sharyland Utilities, LLC, the successor to Sharyland Utilities, LP.

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Transaction Structure

1 Oncor Acquires 100% of InfraREIT[1]


ONCOR
100%
InfraREIT

2 Sempra Acquires 50% LP Interest in Sharyland[3]


Sempra Energy
Hunt
50%
50%
Sharyland

- Hunt to be GP (non-economic), manage daily operations + appoint executive management of Sharyland

Financing

- Sempra's investment will total ~$1,120M[2] and is expected to be financed with a portion of the proceeds from the recently announced asset sales
- Sempra and TTI have committed to make a capital contribution to Oncor to fund the acquisition (80.25% and 19.75%, respectively)
- Acquisition of 50% LP interest in Sharyland will be fully funded by Sempra[3]

No equity is planned to be issued to fund this transaction

1) Transaction assumes cancelation of existing lease contracts and an asset exchange, resulting in InfraREIT and Sharyland directly owning their respective assets through traditional utility structures.
2) Reflects Sempra's 80.25% share of Oncor's $1,275M equity price for InfraREIT, excluding a ~$40M management agreement termination fee and other customary transaction costs incurred by InfraREIT to be borne by Oncor as part of the acquisition, plus equity price of ~$98M for Sharyland, and excluding other transaction costs.
3) Sempra is acquiring a 50% LP interest in a holding company, Sharyland Holdings, LP, which will own 100% of the membership interests in Sharyland Utilities, LLC, the successor to Sharyland Utilities, LP.

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Strategic Rationale

Oncor is the logical owner of the acquired assets; ~260 miles of InfraREIT's transmission assets were previously owned by Oncor[(1)]; Sempra | Hunt partnership expands T+D investment opportunities

Expands Texas T+D Footprint

- Pure-play regulated transmission
- Logical extension of and overlap with Oncor's service area
- Further enhances Sempra's U.S. and Utility contributions to its overall earnings mix

Creates Growth Opportunities

- Acquisition helps facilitate future transmission awards
- Incremental expansion potential to connect to new generation and ease congestion of the transmission system
- Substantial electric infrastructure needed to support population growth in Dallas-Ft. Worth and upstream growth in the Permian

Provides Earnings Accretion

- Transaction expected to be immediately accretive to earnings upon closing, offsetting a portion of dilution resulting from renewables asset sales
- Acquisition supports Sempra's industry-leading earnings growth profile



DALLAS
AUSTIN
HOUSTON
SAN ANTONIO
MCALLEN
Sharyland assets(2)
InfraREIT assets(2)
Existing Oncor service territory

Assets strategically overlap with Oncor's current service territory

1) See PUCT Docket No. 47469.
2) Map is illustrative and reflects current ownership. Does not reflect asset exchange.

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Texas Market Data

Texas is the U.S. Energy Leader[1]

- #1 in total energy production
- #1 in crude oil production
- #1 in natural gas production
- #1 in electricity production
- #1 in wind energy production

Trend Expected to Continue

- ERCOT load is expected to be ~16% larger within the next 10 years[2]
- Electric demand expected to grow at ~1.3% CAGR through 2040 in Texas, versus ~0.7% in the rest of the U.S.[2]
- Proposed LNG facilities expected to add electricity demand in Texas; Demand projected to increase by ~8,000 GWh by 2022[2]
- ~40 GW total of wind capacity and ~30 GW of solar currently in the interconnection queue[3]



(GW)
Projected ERCOT Generation Capacity(2)
140
120
100
80
60
40
20
0
~30% Growth
2018
2025
2030

Increased demand drives generation needs, which results in infrastructure investment opportunities

1) Energy production statistics from Energy Information Administration (EIA).
2) Data from Wood Mackenzie "North America Power and Renewables Research" H1-2018 report.
3) Data from ERCOT August 2018 "GIS Report".

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Incremental Opportunities

Expected accretive transaction with notable growth opportunities

Wind and Solar Generation Development and Interconnections

- **Significant incremental expansion potential to connect to new generation built in Panhandle and South Plains**
  - 4.6 GW of executed interconnection requests for new renewable capacity in the Panhandle region[1]
  - Significant T+D investment needed to support continued renewables growth

Economic Expansion in West Texas

- **Investment required to help ensure reliability of the transmission system supporting West Texas electric grid**
  - Regional electricity usage continues to grow
  - High ongoing drilling, production, natural gas processing facilities, and pipeline growth forecasted

Macroeconomic and Population Growth in Texas

- **Substantial electric infrastructure needed to support population growth and expanding economic activity in Texas**
  - Texas GDP is projected to grow at an estimated ~3% CAGR over the next ten years[2]
  - Second largest economy in the U.S. and tenth largest in the world[3]

1) Data from Winter 2017-2018 Final Seasonal Assessment of Resource Adequacy and Generation Interconnection Status Report.
2) Data from Glenn Hegar, Texas Comptroller of Public Accounts, Summer 2018 State Economic Forecast.
3) Data from Bureau of Economic Analysis (BEA) "Bearfacts" (March 2018) and International Monetary Fund (IMF) Data Mapper, utilizing World Economic Outlook Data (April 2018).

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Next Steps + Transaction Approvals

The Texas T+D Transaction is being structured as a single PUCT filing with a customary go-shop period and is subject to regulatory approvals



File for regulatory approvals
Expected InfraREIT shareholder approval
Receive necessary approvals from governmental agencies
Potential PUCT approval
Close transaction(1)
Fourth Quarter 2018
2019

Transaction expected to close mid-2019

1) Transaction is subject to customary closing conditions, including approval by the PUCT, FERC, and CFIUS, and expiration or early termination of the waiting period under the HSR Act, among others. In addition, the purchase of InfraREIT is subject to approval of InfraREIT's shareholders and a standard go-shop provision whereby InfraREIT can solicit superior offers.

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Advancing Strategic Vision | Announced Asset Sales 11 Recently announced ~$1.54B agreement to sell certain renewable assets to Consolidated Edison(1) Divestiture highlights our ability to execute on our disciplined, phased strategy and allows us to recycle capital into our long-term T+D businesses Sale includes all of our operating U.S. solar assets and one wind project, along with additional U.S. solar + battery development projects(1) Proceeds from a portion of the announced asset sales will be used to fund the Texas T+D Transaction and to strengthen our balance sheet Formal sale process for remaining operating U.S. wind projects, wind development assets, and non-utility U.S. natural gas storage is ongoing ~720 MW of operating wind projects + additional MW of wind development assets ~40 Bcf of natural gas storage in the Gulf Coast region Transaction is subject to customary closing conditions, including approval by the FERC and the DOE, and expiration or early termination of the waiting period under the HSR Act, among others.

Summary

- Continuing a disciplined, phased approach of executing on our long-term strategic vision
- The Texas T+D Transaction[(1)] represents the ongoing focus on pursuing T+D assets in an attractive market
- Recycling the proceeds of all announced asset sales to fund growth and reduce debt
- Affirming 2019 EPS guidance range of $5.70 – $6.30[(2),(3)] and 2020 EPS guidance range of $6.70 – $7.50[(2),(3)]
- Sempra's 2018 adjusted EPS guidance range of $5.30 – $5.80[(3),(4)] remains unchanged; GAAP EPS guidance range is updated from $1.78 – $2.28 to $2.83 – $3.44

1) Transaction is subject to customary closing conditions, including approval by the PUCT, FERC, and CFIUS, and expiration or early termination of the waiting period under the HSR Act, among others. In addition, the purchase of InfraREIT is subject to approval of InfraREIT's shareholders and the expiration of a standard go-shop provision whereby InfraREIT can solicit superior offers.
2) Assumes ~$65M - ~$70M of estimated annualized earnings in 2019 with expected growth thereafter, from the Texas T+D Transaction, expected proceeds from announced asset sales, both pending and planned, and ~$100M loss of earnings per year in 2019 and 2020 due to the expected sale of U.S. renewables and non-utility U.S. natural gas storage assets.
3) Attributable to common shares.
4) Sempra Energy Adjusted Earnings Per Share Guidance Range is a non-GAAP financial measure. See appendix for information regarding non-GAAP financial measures.

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APPENDIX 13

InfraREIT + Sharyland Asset Exchange

After the asset exchange, InfraREIT[1] will be focused on North Texas + Sharyland will be focused on South Texas

InfraREIT – North Texas Focused Business



From Sharyland (Asset Exchange)
South Plains / Lubbock Power & Light Interconnection
From Sharyland (Asset Exchange)
Golden Spread Interconnection Transmission Line
TEXAS PANHANDLE
CREZ Assets[2]
Stanton Loop Assets
Permian Assets
Wichita Falls
Abilene
Stanton
Midland
Brownwood
PERMIAN BASIN
Austin

Sharyland – South Texas Focused Business



McAllen Assets
From InfraREIT (Asset Exchange)
DC Tie
Cross Valley Transmissio n Line
San Antonio
Galveston
SOUTHERN TEXAS
Corpus Christi
McAllen

—	Current InfraREIT Assets
—	Current Sharyland Assets

1) Transaction assumes cancelation of existing lease contracts and an asset exchange, resulting in InfraREIT and Sharyland directly owning their respective assets through utility structures.
2) Competitive renewable energy zones, as defined by a 2005 Texas law establishing the Texas renewable energy program.

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Announced Asset Sales Overview

Name	Location	MW[1]	PPA Term (yrs)	Tax Credits	Full COD
IN OPERATION					
Fowler Ridge 2 Wind	Indiana	100 (50%)	20	PTC	2009
Copper Mountain Solar 1	Nevada	58 (100%)	20	ITC	2010
Cedar Creek 2 Wind	Colorado	125 (50%)	25	PTC	2011
Flat Ridge 2 Wind	Kansas	235 (50%)	20 - 25	PTC	2012
Mehoopany Wind	Pennsylvania	71 (50%)	20	PTC	2012
Mesquite Solar 1	Arizona	75 (50%)	20	Grant	2012
Copper Mountain Solar 2	Nevada	75 (50%)	25	Grant/ITC	2012
Auwahi Wind	Hawaii	11 (50%)	20	Grant	2012
CA Solar partnership[2]	California	55 (50%)	25	N/A	2013
Broken Bow 2 Wind	Nebraska	38 (50%)	25	PTC	2014
Copper Mountain Solar 3	Nevada	125 (50%)	20	ITC	2015
Copper Mountain Solar 4	Nevada	94 (100%)	20	ITC	2016
Mesquite Solar 2	Arizona	100 (100%)	20	ITC	2016
Mesquite Solar 3	Arizona	150 (100%)	25	ITC	2016
Black Oak Getty Wind	Minnesota	78 (100%)	20	PTC	2016
Apple Blossom	Michigan	100 (100%)	15	PTC	2017
Great Valley Solar	California	200 (100%)	15-20	ITC	2018
Total Sempra Share: 1,690 Contracted Capacity [3]					

Asset included in sale to ConEd (dashed outline: Copper Mountain Solar 1; Mesquite Solar 1; Copper Mountain Solar 2; CA Solar partnership; Broken Bow 2 Wind; Copper Mountain Solar 3; Copper Mountain Solar 4; Mesquite Solar 2; Mesquite Solar 3; Great Valley Solar)

- Sempra is advancing its long-term strategic vision with an announced agreement to sell certain U.S. renewable assets
- Recently announced sale includes U.S. solar and wind assets that Sempra Renewables and Consolidated Edison are currently JV partners
  - ~980 MW[1] of operating projects
  - Additional MW of solar and battery development projects included
- Transaction expected to close near the end of 2018[4]

1) MW listed represent Sempra's nameplate capacity. Sempra's net ownership and installed capacity is ~970 MW.
2) Alpaugh, Corcoran and White River facilities.
3) Represents Sempra's installed capacity.
4) Transaction is subject to customary closing conditions, including approval by the FERC and the DOE, and expiration or early termination of the waiting period under the HSR Act, among others.

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APPENDIX Non-GAAP Financial Measures 16

2018 Adjusted Earnings-Per-Share Guidance Range (Unaudited) Sempra Energy 2018 Adjusted Earnings-Per-Share (EPS) Guidance Range of $5.30 to $5.80 excludes items as follows: $(965) million in impairments, net of $554 million income tax benefits and $46 million attributable to noncontrolling interests, of certain assets and equity method investments $(22) million, net of $21 million income tax expense, impacts associated with Aliso Canyon litigation $(25) million income tax expense to adjust Tax Cuts and Jobs Act of 2017 (TCJA) provisional amounts $340 million - $370 million estimated gain on sale, net of $128 million - $139 million income tax expense, of U.S. solar assets that is expected to close near the end of 2018 Sempra Energy 2018 Adjusted EPS Guidance Range is a non-GAAP financial measure (GAAP represents accounting principles generally accepted in the United States of America). Because of the significance and/or nature of the excluded items, management believes this non-GAAP financial measure provides additional clarity into the ongoing results of the business and the comparability of such results to prior and future periods and also as a base for projected EPS compound annual growth rate. Sempra Energy 2018 Adjusted EPS Guidance Range should not be considered an alternative to EPS Guidance Range determined in accordance with GAAP. The table below reconciles Sempra Energy 2018 Adjusted EPS Guidance Range to Sempra Energy 2018 GAAP EPS Guidance Range, which we consider to be the most directly comparable financial measure calculated in accordance with GAAP. 17 Sempra Energy GAAP EPS Guidance Range and Sempra Energy Adjusted EPS Guidance Range are calculated using a weighted average number of common shares (diluted) of 272 million.     Full Year 2018 Sempra Energy GAAP EPS Guidance Range(1) $ 2.83 to $ 3.44     Excluded Items:   Impairments of certain assets and equity method investments 3.55 3.55 Impacts associated with Aliso Canyon litigation 0.08 0.08 Impact from the TCJA 0.09 0.09 Estimated gain on sale of U.S. solar assets (1.25) (1.36)     Sempra Energy Adjusted EPS Guidance Range(1) $ 5.30 $ 5.80     Weighted-average number of common shares outstanding, diluted (millions)       272